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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Form S-8 Registration Statement File Nos. 333-2862 and 333-2854 and Form S-3 Registration Statement File No. 333-08401.





ARTHUR ANDERSEN LLP

February 16, 1998
Houston, Texas